Exhibit 16

Artisan Partners Funds, Inc.

POWER OF ATTORNEY

I do hereby constitute and appoint John M. Loder, George B. Raine, Nathan D. Briggs, Gregory K. Ramirez and Sarah A. Johnson, each individually, my true and lawful attorneys and agents, with full power of substitution or resubstitution, to execute a registration statement, and any amendments thereto, to be filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), and/or the Investment Company Act of 1940, as amended (the “1940 Act”), and to do any and all acts and things and to execute any and all instruments for me and in my name in the capacity indicated below, which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Artisan Partners Funds, Inc. (the “Corporation”) to comply with the 1933 Act and the 1940 Act, and any rules, regulations or requirements of the SEC, in connection with the filing and effectiveness of such registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for me in the capacity indicated below, the Corporation’s registration statement on Form N-14 relating to the reorganization of Artisan Small Cap Value Fund into Artisan Mid Cap Value Fund, each a series of the Corporation, and any amendments (including pre- and post-effective amendments) thereto; and I do hereby ratify and confirm all that the said attorneys and agents, each individually, shall do or cause to be done by virtue of this power of attorney.

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IN WITNESS HEREOF, I have hereunder set my hand on this instrument as of the 23rd day of February, 2016.

Name	Signature	Title

David A. Erne	/s/ David A. Erne	Director

Exhibit 16

Artisan Partners Funds, Inc.

POWER OF ATTORNEY

I do hereby constitute and appoint John M. Loder, George B. Raine, Nathan D. Briggs, Gregory K. Ramirez and Sarah A. Johnson, each individually, my true and lawful attorneys and agents, with full power of substitution or resubstitution, to execute a registration statement, and any amendments thereto, to be filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), and/or the Investment Company Act of 1940, as amended (the “1940 Act”), and to do any and all acts and things and to execute any and all instruments for me and in my name in the capacity indicated below, which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Artisan Partners Funds, Inc. (the “Corporation”) to comply with the 1933 Act and the 1940 Act, and any rules, regulations or requirements of the SEC, in connection with the filing and effectiveness of such registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for me in the capacity indicated below, the Corporation’s registration statement on Form N-14 relating to the reorganization of Artisan Small Cap Value Fund into Artisan Mid Cap Value Fund, each a series of the Corporation, and any amendments (including pre- and post-effective amendments) thereto; and I do hereby ratify and confirm all that the said attorneys and agents, each individually, shall do or cause to be done by virtue of this power of attorney.

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IN WITNESS HEREOF, I have hereunder set my hand on this instrument as of the 22nd day of February, 2016.

Name	Signature	Title

Gail L. Hanson	/s/ Gail L. Hanson	Director

Exhibit 16

Artisan Partners Funds, Inc.

POWER OF ATTORNEY

I do hereby constitute and appoint John M. Loder, George B. Raine, Nathan D. Briggs, Gregory K. Ramirez and Sarah A. Johnson, each individually, my true and lawful attorneys and agents, with full power of substitution or resubstitution, to execute a registration statement, and any amendments thereto, to be filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), and/or the Investment Company Act of 1940, as amended (the “1940 Act”), and to do any and all acts and things and to execute any and all instruments for me and in my name in the capacity indicated below, which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Artisan Partners Funds, Inc. (the “Corporation”) to comply with the 1933 Act and the 1940 Act, and any rules, regulations or requirements of the SEC, in connection with the filing and effectiveness of such registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for me in the capacity indicated below, the Corporation’s registration statement on Form N-14 relating to the reorganization of Artisan Small Cap Value Fund into Artisan Mid Cap Value Fund, each a series of the Corporation, and any amendments (including pre- and post-effective amendments) thereto; and I do hereby ratify and confirm all that the said attorneys and agents, each individually, shall do or cause to be done by virtue of this power of attorney.

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IN WITNESS HEREOF, I have hereunder set my hand on this instrument as of the 22nd day of February, 2016.

Name	Signature	Title

Thomas R. Hefty	/s/ Thomas R. Hefty	Director

Exhibit 16

Artisan Partners Funds, Inc.

POWER OF ATTORNEY

I do hereby constitute and appoint John M. Loder, George B. Raine, Nathan D. Briggs, Gregory K. Ramirez and Sarah A. Johnson, each individually, my true and lawful attorneys and agents, with full power of substitution or resubstitution, to execute a registration statement, and any amendments thereto, to be filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), and/or the Investment Company Act of 1940, as amended (the “1940 Act”), and to do any and all acts and things and to execute any and all instruments for me and in my name in the capacity indicated below, which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Artisan Partners Funds, Inc. (the “Corporation”) to comply with the 1933 Act and the 1940 Act, and any rules, regulations or requirements of the SEC, in connection with the filing and effectiveness of such registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for me in the capacity indicated below, the Corporation’s registration statement on Form N-14 relating to the reorganization of Artisan Small Cap Value Fund into Artisan Mid Cap Value Fund, each a series of the Corporation, and any amendments (including pre- and post-effective amendments) thereto; and I do hereby ratify and confirm all that the said attorneys and agents, each individually, shall do or cause to be done by virtue of this power of attorney.

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IN WITNESS HEREOF, I have hereunder set my hand on this instrument as of the 23rd day of February, 2016.

Name	Signature	Title

Peter M. Lebovitz	/s/ Peter M. Lebovitz	Director

Exhibit 16

Artisan Partners Funds, Inc.

POWER OF ATTORNEY

I do hereby constitute and appoint John M. Loder, George B. Raine, Nathan D. Briggs, Gregory K. Ramirez and Sarah A. Johnson, each individually, my true and lawful attorneys and agents, with full power of substitution or resubstitution, to execute a registration statement, and any amendments thereto, to be filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), and/or the Investment Company Act of 1940, as amended (the “1940 Act”), and to do any and all acts and things and to execute any and all instruments for me and in my name in the capacity indicated below, which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Artisan Partners Funds, Inc. (the “Corporation”) to comply with the 1933 Act and the 1940 Act, and any rules, regulations or requirements of the SEC, in connection with the filing and effectiveness of such registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for me in the capacity indicated below, the Corporation’s registration statement on Form N-14 relating to the reorganization of Artisan Small Cap Value Fund into Artisan Mid Cap Value Fund, each a series of the Corporation, and any amendments (including pre- and post-effective amendments) thereto; and I do hereby ratify and confirm all that the said attorneys and agents, each individually, shall do or cause to be done by virtue of this power of attorney.

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IN WITNESS HEREOF, I have hereunder set my hand on this instrument as of the 2nd day of March, 2016.

Name	Signature	Title

Patrick S. Pittard	/s/ Patrick S. Pittard	Director

Exhibit 16

Artisan Partners Funds, Inc.

POWER OF ATTORNEY

I do hereby constitute and appoint John M. Loder, George B. Raine, Nathan D. Briggs, Gregory K. Ramirez and Sarah A. Johnson, each individually, my true and lawful attorneys and agents, with full power of substitution or resubstitution, to execute a registration statement, and any amendments thereto, to be filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), and/or the Investment Company Act of 1940, as amended (the “1940 Act”), and to do any and all acts and things and to execute any and all instruments for me and in my name in the capacity indicated below, which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Artisan Partners Funds, Inc. (the “Corporation”) to comply with the 1933 Act and the 1940 Act, and any rules, regulations or requirements of the SEC, in connection with the filing and effectiveness of such registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for me in the capacity indicated below, the Corporation’s registration statement on Form N-14 relating to the reorganization of Artisan Small Cap Value Fund into Artisan Mid Cap Value Fund, each a series of the Corporation, and any amendments (including pre- and post-effective amendments) thereto; and I do hereby ratify and confirm all that the said attorneys and agents, each individually, shall do or cause to be done by virtue of this power of attorney.

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IN WITNESS HEREOF, I have hereunder set my hand on this instrument as of the 23rd day of February, 2016.

Name	Signature	Title

R. Scott Trumbull	/s/ R. Scott Trumbull	Director